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                                                                    Exhibit 10.3

                                 PNC BANK CORP.
                          KEY EXECUTIVE EQUITY PROGRAM

                              AMENDED AND RESTATED
                        (EFFECTIVE AS OF JANUARY 1, 1999)

         WHEREAS, PNC Bank Corp. (the "Corporation") previously adopted and presently maintains the PNC Bank Corp. Supplemental Executive Life Insurance and Spouse's Benefit Plan (the "Plan") originally effective as of January 1, 1987;

         WHEREAS, the Corporation desires to amend and restate the Plan in its entirety, effective January 1, 1999, in order to incorporate all prior amendments into the Plan document and make such other changes as deemed necessary or appropriate; and

         WHEREAS, section 7 of the Plan authorizes the Corporation to amend the Plan at any time.

         NOW, THEREFORE, in consideration of the foregoing, the Plan is hereby amended and restated in its entirety to read as follows:

                                    SECTION 1

                                   DEFINITIONS

1.1 "Annual Base Salary" means for the purpose of determining life insurance benefits, the biweekly rate of pay that is in effect at the time a Participant retires under the Pension Plan multiplied by 26.

1.2 "Beneficiary" means the person, persons, or entity designated as Beneficiary by the Participant in the records maintained for this Plan of the Prior Plans, or absent such designation, the Beneficiary designated by the Participant under the Employer's group life insurance plan, or, if no such designation exists, to the Participant's estate.

1.3      "Board" means the Board of Directors of the Corporation.

1.4 "Change in Control" has the meaning assigned such term in the PNC Bank Corp. Supplemental Executive Retirement Plan as amended from time to time.

1.5 "Committee" means the Personnel and Compensation Committee of the Board.

1.6      "Corporation" means PNC Bank Corp. and any successors thereto.


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1.7      "Disability" means the Participant's eligibility to receive benefits under the Employer's long-term disability plan.

1.8 "Employer" means the Corporation and any Subsidiary that has been designated by the Plan Manager as an Employer hereunder and listed in Schedule A hereto.

1.9 "Executive Bonus Plan" means the plans designated by the Plan Manager as participating hereunder and listed in Schedule B hereto.

1.10 "Participant" means all persons who were Participants in the Prior Plans and, at the discretion of the Board, any other person employed by the Corporation and its Subsidiaries who has been granted a stock option under the Corporation's Executive Bonus Plan.

1.11 "Pension Plan" means the PNC Bank Corp. Pension Plan as amended from time to time.

1.12     "Plan" means this PNC Bank Corp. Key Executive Equity Program.

1.13 "Plan Manager" means any individual designated by the Committee to manage the operation of the Plan as herein provided or to whom the Committee has duly delegated any of its duties and obligations hereunder.

1.14 "Prior Plans" means the Executive Group Life Insurance Plan of Pittsburgh National Bank, the Death Benefit Section of the Supplemental Excess Retirement Plan of Provident National Bank, the Supplemental Insurance Plan of Marine Bank and the Supplemental Insurance Plan of Northeastern Bank.

1.15 "Retirement" means that the Participant has attained age 55 and completed five years of Vesting Service.

1.16 "Subsidiary" means any business entity the equity of which (directly or indirectly) is owned 50% or more by the Corporation.

1.17 "Trust" means the grantor trust established by the Corporation to assist in funding its obligations under the Plan.

1.18     "Vesting Service" has the meaning assigned such term in the Pension
         Plan.


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                                    SECTION 2

                                    BENEFITS

2.1      Pre-Retirement Life Insurance

         Except as provided in the following subparagraphs for Participants in Prior Plans, the pre-retirement life insurance benefit shall be equal to the amount of insurance elected by the Participant or assigned by the Employer.

         (a)      Pittsburgh National Bank

                  The benefit shall be an amount which is equal to the Annual Base Salary multiple elected by the Participant under the Executive Group Life Insurance Plan of Pittsburgh National Bank.

         (b)      Provident National Bank

                  The benefit shall be an amount equal to three times the Participant's Annual Base Salary rate in effect on January 30, 1985.

         (c)      Marine Bank

                  The benefit shall be an amount equal to three times the Participant's Annual Base Salary rate in effect on January 30, 1985.

2.2      Post-Retirement Life Insurance Benefit

         Except as provided in the following subparagraphs for Participants in the Prior Plans, the post-retirement life insurance benefit shall be equal to an amount which is equal to the Participant's Annual Base Salary rate in effect immediately preceding the Participant's Retirement.

         (a)      Pittsburgh National Bank

                  The benefit shall be an amount which is equal to the multiple of the Annual Base Salary elected by the Participant under the Executive Group Life Insurance Plan of Pittsburgh National Bank.

         (b)      Marine Bank

                  The benefit shall be equal to three times the Annual Base Salary rate in effect on January 30, 1985.


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         (c)      Northeastern Bank

                  The benefit shall be equal to the face amount of the individually owned policy less amounts due Northeastern Bank to satisfy the insurance obligation.


                                    SECTION 3

                             RIGHTS OF PARTICIPANTS

No Beneficiary shall have any rights to any payment under this Plan except at the death of the Participant, and in no event shall the interests of Participants or Beneficiaries under this Plan be in any way subject to their debts or other obligations and may not be voluntarily or involuntarily sold, transferred or assigned without the express written consent of the Corporation.


                                    SECTION 4

                            TERMINATION OF EMPLOYMENT

If a Participant's employment with the Employer is terminated for any reason other than Retirement, Disability or death, all benefits provided by this Plan shall cease.


                                    SECTION 5

                                   TRUST FUND

No assets of the Corporation or any Employer shall be segregated or earmarked in respect to any benefits, and all such benefits shall constitute unsecured contractual obligations of the Employer. If the Corporation chooses to contribute to the Trust to offset its obligation under this Plan, all assets or property held by the Trust shall at all times remain subject to claims of the general creditors of the Corporation or any Employer.



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                                    SECTION 6

                                CLAIMS PROCEDURE

6.1      Initial Claim

         Claims for benefits under the Plan shall be filed with the Plan Manager. If any Participant or Beneficiary claims to be entitled to a benefit under the Plan and the Plan Manager determines that such claim should be denied in whole or in part, the Plan Manager shall notify such person of its decision in writing. Such notification will be written in a manner calculated to be understood by such person and will contain (i) specific reasons for the denial, (ii) specific reference to pertinent Plan provisions, (iii) a description of any additional material or information necessary for such person to perfect such claim and an explanation of why such material or information is necessary and
         (iv) information as to the steps to be taken if the person wishes to submit a request for review. Such notification will be given within 90 days after the claim is received by the Plan Manager. If such notification is not given within such period, the claim will be considered denied as of the last day of such period and such person may request a review of his or her claim.

6.2      Review Procedure

         Within 60 days after the date on which a Participant or Beneficiary receives a written notice of a denied claim (or, if applicable, within 60 days after the date on which such denial is considered to have occurred) such person (or his or her duly authorized representative) may (i) file a written request with the Committee for a review of his or her denied claim and of pertinent documents and (ii) submit written issues and comments to the Committee. The Committee will notify such person of its decision in writing. Such notification will be written in a manner calculated to be understood by such person and will contain specific reasons for the decision as well as specific references to pertinent Plan provisions. The decision on review will be made within 60 days after the request for review is received by the Committee. If the decision on review is not made within such period, the claim will be considered denied.

6.3      Claims and Review Procedure Not Mandatory After a Change in Control

         After the occurrence of a Change in Control, the claims procedure and review procedure provided for in this section 6 shall be provided for the use and benefit of Participants who may choose to use such procedures, but compliance with the provisions of this section 6 shall not be mandatory for any Participant claiming benefits after a Change in Control. It shall not be necessary for any Participant to exhaust these procedures and remedies after a Change in Control prior to bringing any legal claim or action, or asserting any other demand, for payments or other benefits to which such Employee claims entitlement.


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                                    SECTION 7

                            AMENDMENT AND TERMINATION

The Plan may be amended or terminated by the Board at any time, and any Subsidiary that has adopted the Plan may withdraw from further participation in the Plan at any time; provided, however, that no such amendment, termination or withdrawal shall reduce or adversely affect any amounts due hereunder to the Beneficiary of a Participant.

After a Change in Control, the Plan may not be amended in any manner that adversely affects the administration or payment of a Participant's benefits hereunder (including but not limited to the timing and form or payment of benefits hereunder) without the consent of the Participant nor may the provisions of this section 7, section 8 or section 9 be amended after a Change in Control with respect to a Participant without the written consent of the Participant; provided, however, that the failure of a Participant to consent to any such amendment shall not impair the ability of the Committee to amend the Plan with respect to any other Participant who has consented to such amendment.


                                    SECTION 8

                        CERTAIN REQUIRED POLICY TRANSFERS

If, after a Change in Control, either (i) the Plan is terminated and is not replaced by a plan that provides substantially equivalent benefits to Participants in this Plan or (ii) the Corporation ceases making premium payments on one or more of the split dollar life insurance policies (the "Split Dollar Policies") that cover Participants hereunder, then (x) in the case of a termination described in the precedent clause (i), all of the Split Dollar Policies shall be promptly transferred to the respective Participants on whose lives the policies were issued, and (y) in the case of a cessation of premium payments described in the preceding clause (ii), the Split Dollar Policies on which premiums have ceased shall be promptly transferred to the respective Participants on whose lives the policies were issued. Such transfers shall be made without the payment of any consideration by the affected Participants.



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                                    SECTION 9

                                   SUCCESSORS

In addition to any obligations imposed by law upon any successor(s) to the Corporation and the Employers, the Corporation and the Employers shall be obligated to require any successor(s) (whether direct or indirect, by purchase, merger, consolidation, operation of law, or otherwise) to all or substantially all of the business and/or assets of the Corporation and the Employers to expressly assume and agree to perform this Plan in the same manner and to the same extent that the Corporation and the Employers would be required to perform it if no such succession had taken place; in the event of such a succession, references to "Corporation" and "Employers" herein shall thereafter be deemed to include such successor(s).


                                   SECTION 10

                                 ADMINISTRATION

This Plan shall be administered by the Committee, and it shall have the sole authority to resolve any questions which arise hereunder.


                                   SECTION 11

                                  GOVERNING LAW

This Plan shall be governed according to the laws of the Commonwealth of Pennsylvania to the extent not preempted by federal law.


                                   SECTION 12

                               FUNDING OF BENEFITS

In the sole discretion of the Corporation, the Corporation may establish a grantor trust and make contributions thereto for the purpose of providing a source of funds to pay benefits as they become due and payable hereunder; provided, however, that no such trust shall result in a Participant being required to include in gross income for federal income tax purposes any benefits payable hereunder prior to the date of actual payment. Notwithstanding the establishment of any such trust, a Participant's rights hereunder shall be solely those of a general unsecured creditor.


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                                     * * * *


Executed and adopted by the Director of Human Resources of PNC Bank Corp. this _____ day of ____________________, 1999.




                                                     ___________________________
                                                     William E. Rosner
                                                     Director of Human Resources


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SCHEDULE A

                                  SUBSIDIARIES

PNC Bank, N.A.
PNC Capital Markets, Inc.
PNC Bank Corp.
PNC Bank, FSB
PNC Alliance, Inc.
PNC Equity Management Corp.
PNC Management Services Corp.
PNC Leasing Corp.
PNC Brokerage Corp
PNC Bank, Delaware
Delvest, Inc.
BlackRock Institutional Management Corp.
PFPC, Inc.
PFPC Trust Co.
Midland Loan Services, Inc.
Columbia Housing Partners, L.P.
PNC Affordable Housing Inc.
PNC Bank, New England
PNC Mortgage Corp. of America
PNC Mortgage Securities Corp.
PNC Commercial Corp.
PNC Commercial Management, Inc.
Provident Advisers, Inc.
BlackRock Financial Mgmt (Partners)
BlackRock Financial Management, Inc.
CastleInternational Asset Management, Inc.
Provident Capital Management
Compass Capital Group, Inc.
J.J.B. Hilliard, W.L. Lyons, Inc. and Hilliard Lyons Trust Company and their affiliates and subsidiaries

                                   SCHEDULE B

                              EXECUTIVE BONUS PLANS

=================================================================================================
 PLAN CODE                 LOB                           PLAN NAME
-------------------------------------------------------------------------------------------------
C02                  Secured Lending             PNC Business Credit
-------------------------------------------------------------------------------------------------
C04                  PNC Advisors                IM & T Institutional Trust Sales Team
-------------------------------------------------------------------------------------------------
C10                  Secured Lending             PNC Leasing Corp.
-------------------------------------------------------------------------------------------------
C11                  Corporate Bank              Leveraged Finance Incentive
-------------------------------------------------------------------------------------------------
C13                  Corporate Bank              Capital Markets (Investment Banking)
-------------------------------------------------------------------------------------------------
C14                  Corporate Bank              Client Relationship Team
-------------------------------------------------------------------------------------------------
C16                  Corporate Bank              Treasury Management Incentive
-------------------------------------------------------------------------------------------------
E01                  Secured Lending             Commercial Finance Incentive
-------------------------------------------------------------------------------------------------
F02                  Mutual Fund Servicing       PFPC Accountant Performance Award Program
-------------------------------------------------------------------------------------------------
F06                  Mutual Fund Servicing       PFSG Incentive for Key Management Group
-------------------------------------------------------------------------------------------------
G02                  Secured Lending             Relationship Manager (R/E)
-------------------------------------------------------------------------------------------------
G04                  Secured Lending             CMBS
-------------------------------------------------------------------------------------------------
G08                  Secured Lending             Midland Performance Bonus Plan
-------------------------------------------------------------------------------------------------
H01                  Credit Policy               CRC PNC Capital Recovery Corp.
-------------------------------------------------------------------------------------------------
K01                  Consumer Bank               PNC Insurance Group
-------------------------------------------------------------------------------------------------
M14                  Mortgage                    PNC Mortgage - Sales VP Incentive
-------------------------------------------------------------------------------------------------
M18                  Mortgage                    PNC MCA Mortgage Center/Process Managers
-------------------------------------------------------------------------------------------------
M19                  Mortgage                    PNC MCA Purchase Program Ops. Managers (Lucken)
-------------------------------------------------------------------------------------------------
M23                  Mortgage                    National Accounts - Executive
-------------------------------------------------------------------------------------------------
M25                  Mortgage                    Purchase Program National Sales Mgmt. (Bulletin)
-------------------------------------------------------------------------------------------------
M27                  Mortgage                    Senior VP Regional Manager
-------------------------------------------------------------------------------------------------
M35                  Mortgage                    Senior VP Production Ops. (Meola)
-------------------------------------------------------------------------------------------------
M36                  Mortgage                    Executive VP - Strategic Bus. Devel (96)
-------------------------------------------------------------------------------------------------
M38                  Mortgage                    Structured Finance
-------------------------------------------------------------------------------------------------
M40                  Mortgage                    SVP - Structured Finance
-------------------------------------------------------------------------------------------------
M41                  Mortgage                    SVP - Secondary Marketing
-------------------------------------------------------------------------------------------------
M42                  Mortgage                    SVP - Bonus Plan
-------------------------------------------------------------------------------------------------
Q01                  Equity Management           PNC Equity Management Corp. Incentive
=================================================================================================

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
=================================================================================================
 PLAN CODE                 LOB                           PLAN NAME
-------------------------------------------------------------------------------------------------
R37                  Consumer Bank               Consumer Lending
-------------------------------------------------------------------------------------------------
T01                  PNC Advisors                Equity Research Team
-------------------------------------------------------------------------------------------------
T02                  BlackRock                   Fixed Income Research Team
-------------------------------------------------------------------------------------------------
T05                  PNC Advisors                Team Performance - AMG
-------------------------------------------------------------------------------------------------
V01                  PNC Advisors                PNC Brokerage Corporate Sales Incentive Plan
-------------------------------------------------------------------------------------------------
V12                  PNC Advisors                Executive Sales Management
-------------------------------------------------------------------------------------------------
V14                  PNC Advisors                Private Bank Managers Incentive
-------------------------------------------------------------------------------------------------
V15                  PNC Advisors                Regional Sales Managers IM & T
=================================================================================================